CERTAIN TRANSACTIONS	0 Months Ended
Sep. 30, 2011
Certain Transactions [Abstract]
Certain Transactions

NOTE 2 – Certain transactions:

a. Cephalon acquisition

On October 14, 2011, Teva acquired the total shareholdings and control of Cephalon, Inc. ("Cephalon") for total cash consideration of $6.5 billion. Cephalon is a global biopharmaceutical company with a strong marketed portfolio and a pipeline of branded products. The acquisition will diversify Teva's branded portfolio and is expected to enhance Teva's late-stage innovative pipeline.

The acquisition was financed by borrowing under credit facilities, which Teva plans to repay with the proceeds of new long term debt.

At the closing, Cephalon had two outstanding series of convertible debt: $820 million of 2.0% notes due 2015 and $500 million of 2.5% notes due 2014. Both series became convertible as a result of the merger at specified conversion ratios. In addition, holders of both series are generally eligible to receive make-whole premiums and interest upon conversion. The aggregate amount payable upon conversion, assuming all notes are converted on a timely basis, is approximately $2.1 billion. Teva expects that both series of notes will be fully converted by the end of 2011.

Cephalon's results of operations and balance sheet will be included in Teva's consolidated reports commencing October 2011.

As the acquisition was consummated subsequent to September 30, 2011, the table below presents preliminary estimates of the fair value of assets acquired and liabilities assumed and resulting goodwill. These estimates are subject to revision, which may result in significant adjustments to the values presented below, when the appraisals are finalized.

U.S. $
in millions
Current assets	$2,378
Investment and non-current assets	482
Property, plant and equipment	534
Goodwill and identifiable intangible assets	7,733
Total assets acquired	11,127

Current liabilities	2,733
Long-term liabilities, including deferred taxes	1,821
Total liabilities assumed	4,554
Net assets acquired	$6,573

Due to the complexity and magnitude of the acquisition and since the acquisition was closed after the reporting date and a short period of time prior to publishing these financial statements, it is impracticable to disclose supplemental pro forma information as well as other information required.

b. Taiyo acquisition

On July 14, 2011, Teva acquired effectively 100% of Taiyo Pharmaceutical Industry Co. Ltd. (“Taiyo”) outstanding shares for $1,090 million in cash. Taiyo has developed a large portfolio of generic products in Japan with over 550 marketed products and its advanced production facilities enable it to produce a wide range of dosage forms on a large scale.

The acquisition consideration was attributed to net assets on the basis of the fair value of assets acquired and liabilities assumed based on an appraisal performed by management, which included a number of factors, including the assistance of independent appraisers.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

Taiyo's results of operations were included in Teva's consolidated financial statements commencing July 2011.

c. Japanese venture

On September 26, 2011, Teva acquired from Kowa Company Ltd. the remaining 50% of the Japanese venture for a purchase price of $150 million. This acquisition, together with the Taiyo acquisition described above, will enable Teva to expand its Japanese operations.

Part of Teva's existing investment in Teva Kowa, which was accounted for using the equity method, was remeasured to fair value on the acquisition date, with an increase of $57 million over the book value recognized as part of general and administrative expenses. The gain is a result of an increase in the venture's value. Teva is currently evaluating the fair value of assets acquired and liabilities assumed in the acquisition.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

d. CureTech

On September 28, 2011, Teva exercised its option to invest $19 million in CureTech Ltd. (“Curetech”), a biotechnology company developing novel, broad-spectrum, immune modulating products for the treatment and control of cancer. In addition, Teva is obligated to invest up to $50 million in CureTech's research and development activity. Teva's holding in CureTech after the exercise of the option increased from 33% to 75%. Teva holds an option to acquire full ownership of CureTech.

Teva's existing investment in CureTech, which was accounted for using the equity method, was remeasured to fair value on the acquisition date, with an increase of $78 million over the book value recognized as part of general and administrative expenses. The gain reflects an increase in CureTech's value and represents the progress in CureTech's research through the day Teva acquired control.

An amount of $127 million was allocated to research and development in process, representing an estimate of the fair value of purchased in-process technology for two products.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

e. Laboratoire Theramex acquisition

On January 5, 2011, Teva completed the acquisition of Theramex, Merck KGaA's European-based women's health business, for €267 million in cash (approximately $355 million) and certain limited performance-based milestone payments. Theramex has a broad portfolio of women's health and gynecology products sold in over 50 countries, primarily France and Italy.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

As of September 30, 2011, no significant adjustments were recorded to the assets acquired or to the liabilities assumed and the resulting goodwill.

f. Corporación Infarmasa acquisition

On January 26, 2011, Teva acquired Corporación Infarmasa (“Infarmasa”), a top ten pharmaceutical company in Peru, from The Rohatyn Group and Altra Investments.

Infarmasa manufactures and commercializes branded and unbranded generic drugs, primarily corticosteroids, antihistamines, analgesics and antibiotics. Infarmasa's product offerings has enhanced Teva's portfolio in the market, especially in the area of antibiotics, where Infarmasa has the leading brand in Peru.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

As of September 30, 2011, no significant adjustments were recorded to the assets acquired or to the liabilities assumed and the resulting goodwill.

g. Consumer health care partnership with Procter & Gamble

On March 24, 2011, Teva and The Procter & Gamble Company (“P&G”) announced the signing of a master agreement to create a consumer health care partnership combining the companies' over-the-counter pharmaceutical businesses ("OTC") in all markets outside North America. In addition, Teva will manufacture products to supply the joint venture's markets as well as P&G's existing North American OTC business. The partnership is commencing activities in the beginning of November 2011.

h. Ratiopharm acquisition

On August 10, 2010, Teva acquired Merckle ratiopharm Group (“ratiopharm”) for a total cash consideration of $5.2 billion. The transaction was accounted for as a business combination. Ratiopharm's results of operations were included in Teva's consolidated financial statements commencing August 2010.

The cash consideration was financed through Teva's internal resources, the issuance of $2.5 billion in senior notes and credit lines, including credit agreements for an aggregate amount of $1.5 billion that were repaid by June 30, 2011.

No major adjustments were recorded to the assets acquired or to the liabilities assumed and the resulting goodwill throughout the measurement period.

i. Securitization

During the third quarter of 2011, Teva securitized approximately $200 million of its trade receivables. The deal was accounted for as a sale type transaction.